UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): June 10, 2005
KUHLMAN COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50187	86-0883289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 North Third Street, Suite B-1
Minneapolis, Minnesota 55401
(Address of principal executive offices) (Zip Code)
(612) 338-5752
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Audited Financial Statement & Pro Forma Financial Information

Item 9.01. Financial Statements and Exhibits.
     This amendment to current report is being filed to amend the registrant’s current report on Form 8-K filed with the SEC on June 16, 2005. Pursuant to then-current SEC regulations, the registrant omitted the audited and pro forma financial information required by Item 9.01 of Form 8-K. Accordingly, the registrant hereby amends the current report to file such financial information within the time frame permitted by Item 9.01 of Form 8-K.
     (a) Attached as Exhibit 99.1 are the audited financial statements of SK2, Inc., required by Item 9.01 of Form 8-K.
     (b) Exhibit 99.1 contains certain pro forma financial information with respect to the registrant’s acquisition of SK2, Inc., required by Item 9.01 of Form 8-K. In particular, please see note 10 to the audited financial statements of SK2, Inc.
     (c) Exhibits.

Exhibit	Description
99.1	Audited financial statements of SK2, Inc. (together with pro forma financial information set forth in Note 10 thereto)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUHLMAN COMPANY, INC.: (Registrant)
Date: August 26, 2005	By:	/s/ Jon Gangelhoff
Jon Gangelhoff, Chief Financial Officer

EXHIBIT INDEX

99.1	Audited financial statements of SK2, Inc. (together with pro forma financial information) (filed herewith)

2